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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 31, 2000
                                                         ---------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          OHIO                      0-27202                    34-1803229
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)              IDENTIFICATION NO.)

                      32000 AURORA ROAD, SOLON, OHIO      44139
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant's telephone number, including area code   440 / 519-0500
                                                     --------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         This Form 8-K is being filed for the purpose of incorporating the exhibits to this Form 8-K into the Registration Statement on Form S-3 ( File No. 333-58613) filed by Advanced Lighting Technologies, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on July 13, 2000. Reference is made to the Registration Statement for further information.

         The Registrant will offer up to 1,700,000 shares of its common stock, on a best efforts basis, pursuant to an agency agreement dated August 31, 2000 among the Registrant, Raymond James & Associates, Inc. and Sanders Morris Harris Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

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

(c) Exhibits

    Exhibit No.                                Description of Exhibits               Page No.
    -----------                                -----------------------               --------
        1.1           Agency Agreement dated August 31, 2000 among Advanced
                      Lighting Technologies, Inc., Raymond James & Associates,
                      Inc. and Sanders Morris Harris Inc.

        5.1 Opinion of Cowden, Humphrey & Sarlson Co., L.P.A. as to the legality of the securities to be offered.

       23.2           Consent of Cowden, Humphrey & Sarlson Co., L.P.A.
                      (included in Exhibit 5.1).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ADVANCED LIGHTING TECHNOLOGIES, INC.
                                             (Registrant)


Date: August 31, 2000                   By:  /s/ Wayne R. Hellman
                                        ----------------------------------
                                                 Wayne R. Hellman
                                                 Chief Executive Officer




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                                  EXHIBIT INDEX




    Exhibit No.                                Description of Exhibits
    -----------                                -----------------------

        1.1 Agency Agreement dated August 31, 2000 among Advanced Lighting Technologies, Inc., Raymond James & Associates, Inc. and Sanders Morris Harris Inc.

        5.1 Opinion of Cowden, Humphrey & Sarlson Co., L.P.A. as to the legality of the securities to be offered.

       23.2       Consent of Cowden, Humphrey & Sarlson Co., L.P.A. (included in
                  Exhibit 5.1).



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